Exhibit 99.1

JOINT FILING AGREEMENT

The undersigned hereby agree that they are filing this statement on Schedule 13D jointly pursuant to Rule 13d-1(k)(1). Each of them is responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein, and none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with each other on behalf of each of them of such a statement on Schedule 13D with respect to the Class A Common Stock, par value $0.0001 per share, of Archaea Energy Inc., a Delaware corporation, beneficially owned by each of them. This Joint Filing Agreement shall be included as an exhibit to such Schedule 13D.

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the 27th day of September 2021.

Archaea Energy LLC

By:	/s/ Lindsay Ellis
Name:	Lindsay Ellis
Title:	Attorney-in-Fact (pursuant to the Power of Attorney, dated September 21, 2021, filed with the Securities and Exchange Commission as Exhibit 24 to Form 3 filed by Archaea Energy LLC on September 27, 2021)

SHALENNIAL FUND I, L.P.

By: Shalennial GP I, L.P.,
its general partner

By: Rice Investment Group UGP, LLC,
its general partner

By:	/s/ Daniel J. Rice, IV
Name:	Daniel J. Rice, IV
Title:	Managing Member

SHALENNIAL GP I, L.P.

By: Rice Investment Group UGP, LLC,
its general partner

By:	/s/ Daniel J. Rice, IV
Name:	Daniel J. Rice, IV
Title:	Managing Member

[Signature Page to Joint Filing Agreement for Schedule 13D]

Rice Investment Group, L.P.

By: Rice Investment Group UGP, LLC,
its general partner

By:	/s/ Daniel J. Rice, IV
Name:	Daniel J. Rice, IV
Title:	Managing Member

Rice Investment Group UGP, LLC

By:	/s/ Daniel J. Rice, IV
Name:	Daniel J. Rice, IV
Title:	Managing Member

Rice ACQUISITION SPONSOR LLC

By:	/s/ Daniel J. Rice, IV
Name:	Daniel J. Rice, IV
Title:	Chief Executive Officer

DANIEL J. RICE, IV

/s/ Daniel J. Rice, IV

nicholas stork

By:	/s/ Lindsay Ellis
Name:	Lindsay Ellis
Title:	Attorney-in-Fact for Nicholas Stork (pursuant to the Power of Attorney, dated September 15, 2021, filed with the Securities and Exchange Commission as Exhibit 24 to Form 3 filed by Mr. Stork on September 17, 2021)

RICHARD WALTON

By:	/s/ Lindsay Ellis
Name:	Lindsay Ellis
Title:	Attorney-in-Fact for Richard Walton (pursuant to the Power of Attorney, dated September 15, 2021, filed with the Securities and Exchange Commission as Exhibit 24 to Form 3 filed by Mr. Walton on September 17, 2021)

[Signature Page to Joint Filing Agreement for Schedule 13D]